EFH Corp. 2010 Spring Investor Meetings Discussion Deck May 2010 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in
EFH Corp.'s filings with the Securities and Exchange Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2

nd
largest competitive
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
regime
Largest retail
electricity  provider in
Texas
Strong customer value
proposition
The largest power generator, retail electricity provider and transmission & distribution utility in Texas.
Energy Future Holdings Overview

3
28%
68%
4%
Luminant Overview
Business Profile
Generation
Baseload around-the-clock assets that dispatch at low heat rate levels
~1,400 MW of new coal-fueled capacity achieved substantial
completion in 2009 and ~800 MW expected to achieve substantial completion in mid-2010
Low-cost lignite reserves - Luminant mines ~20 million tons of lignite annually
Liquidity-light natural gas hedging program designed to provide cash flow security
Voluntary SO
²
and NO
x
emissions reduction program expected to
reduce emissions below US averages
Comanche Peak expansion through Mitsubishi partnership may
provide a low-cost nuclear growth option
13%
39%
44%
4%
Coal Gas Nuclear
Generating capacity
¹
As of 3/31/10; MW
Total generation
²
3/31/10
³
; GWh
18,319 MW 70,735 GWh
New Build-Coal
Safety
Wholesale power prices
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Stable competitive market
Value Drivers
1.50
1.27
Lignite Delivered
PRB
2.79
1.38
Lignite Delivered
PRB
Lignite/coal vs. PRB fuel cost
4
07-09 Average; $/MMBtu
13E; $/MMBtu
Installed nameplate capacity.  Includes ~800 MW of new coal-fueled generation under construction, 1,953 MW of mothballed gas plant capacity, 655 MW of gas plant capacity currently in Reliability Must Run (RMR) status with ERCOT and 1,856 MW of gas plant capacity (1,933 MW of installed nameplate capacity) related to four gas units that Luminant expects to mothball in September 2010.
Excludes purchased power
Twelve months ended 3/31/10
Total lignite and PRB fuel expense excluding emissions
1
2

4
Luminant is the largest power generator in Texas.

Luminant Areas of Focus – 2010
Safety
Industry leading performance at plants and mines
Operations
Ramp up performance of Sandow 5 and Oak Grove 1 and mid-year substantial completion of Oak Grove 2
Top decile/quartile availability at Comanche Peak and existing coal plants
Further embed “Luminant Operating System” and drive improvement through Balance of Plant initiative
Drive continuous improvement at mines
Development
Continue to advance Comanche Peak 3 & 4 options
Explore opportunities for new technologies, including wind, solar, next generation coal and new demand sources such as plug-in hybrid electric vehicles (PHEV)
Risk Management
Continue effective and efficient hedging program that is intended to secure cash flows

TXU Energy Overview
TXU Energy is the largest electricity retailer in Texas.
Value Drivers
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail offers
• Innovative products and services
• Committed to low-income customer assistance
• Latest Customer Care Platform (SAP)
Balance Sheet
• Combined TCEH risk management and liquidity
efficient capital structure
Margins (5–10% net)
1.8
0.7
0.4
0.2
0.2
1.4
TXU Energy Reliant Direct
Energy
Stream
Energy
Ambit First Choice
Source: Latest available company filings, TXU Energy estimates.
Business Profile
Residential customers/meters
At 3/31/10; millions
Sources: NERC, ERCOT
2.0
1.8
US Average ERCOT
11%
TXU Energy total residential customers
2002-2009 & 3/31/10; end of period, thousands
1,849
1,862
1,914
1,850
1,982
2,145
2,207
2,477
1,856
2002 2003 2004 2005 2006 2007 2008 2009 3/31/10
TXU Energy has maintained market share since 2006.
Projected annual demand growth
US avg. and ERCOT; CAGR (2008A-2018E)

TXU Energy Areas of Focus – 2010
Profitable Growth
Deliver customer-based value proposition
Expand profitable residential market share and add profitable business markets customers
Customer Care Transformation
Enhance customer experience through effective utilization of people, process and technology
Risk Management
Accurate forecasting of customer needs
Active management and monitoring of procurement position to align with changing market conditions

T&D CREZ Total
Supportive regulatory environment
10.25% authorized ROE
Expedited capital expenditure recovery
(transmission and AMS)
Low operating costs per customer
Strong demand growth vs. US average
Top quartile reliability (SAIDI) and safety
Oncor Overview
Value Drivers
Business Profile
Oncor is the largest transmission & distribution utility in Texas.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$1.3 billion
¹
CREZ investment
Sources: ERCOT, CDR Report, December 2009
Projected peak demand growth
08-18E; GW
5.2
1.3
3.9
Capital expenditure estimates
08–12E;
$ billions
Based on ERCOT estimates.  As a result of the selection of final routes for 3 default and 9 priority lines and additional costs not included in original ERCOT estimates, Oncor estimates that the cost of these projects will exceed the ERCOT estimate by $220 million.
Minimum capital spending of $3.6 billion over a five-year period, including AMS
1
2
²
62
64
65
67
69
71
72
73
75
76
63
2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E

Oncor Areas of Focus – 2010
Safety and reliability
AMS
Full deployment of advanced meters expected by 2012 (over 900,000 meters installed through April 2010)
Capital investment of ~$690 million
Recovery through monthly surcharge over 11 years, began January 2009
(~$2.19 per month for average residential customer)
CREZ
Obtain CCNs for remaining subsequent projects
Continue construction, engineering, right-of-way acquisition and other permitting activities
On-time completion of projects

Appendix – Additional Slides and Regulation G Reconciliations 9

EFH Corp. Debt Structure
1 Summary diagram includes unamortized discounts and premiums and excludes subsidiaries of EFH that are not subsidiaries of Energy Future Intermediate Holding Company or Energy Future Competitive Holdings
Company, including TXU Receivables Company, which buys receivables from TXU Energy and sells undivided interests in such receivables under the TXU receivables program.
2 March 31, 2010 balances adjusted to include the effects of a debt repurchase and debt exchanges in April 2010 that resulted in the issuance of an additional $66 million of EFH Corp. 10% Senior Secured Notes and acquisition of $5 million of EFH Corp. 10.875% Notes, $75 million of EFH Corp. 11.25/12.00% PIK Toggle Notes and $17 million of TCEH 10.50/11.25% PIK Toggle Notes.
3 Excludes short term borrowings related to the accounts receivables program.
4 Other debt includes a financing lease of an indirect subsidiary of EFH as well as a capital lease for IT equipment at EFH.
5 Includes securitization bonds issued by Oncor Electric Delivery Transmission Bond Company LLC and Oncor’s Revolving Credit Facility that had a balance of $756 million as of March 31, 2010.
6 Cash and cash equivalents and restricted cash (non regulated) as of March 31, 2010.
Investor Group
EFH
$1.9 billion Pre-Merger Notes
Guarantor of $0.7
billion EFH Senior
Secured Notes
$5.8 billion of debt
5
Energy Future
Intermediate
Holding
Company
Energy Future
Competitive
Holdings
Company
TCEH
Oncor Electric
Delivery Holdings
Ring-fenced entities
Guarantor of $6.8 billion TCEH Cash
Pay/PIK Toggle Notes and $4.5 billion
EFH Cash Pay/PIK Toggle Notes
Guarantor of TCEH Sr. Secured
Facilities and Commodity
Collateral Posting Facility (CCP)
$0.1 billion of Pre-Merger Notes
Guarantors of $6.8 billion
TCEH Cash Pay/PIK
Toggle Notes
Guarantors of TCEH Sr.
Secured Facilities and CCP
$6.8 billion TCEH Cash Pay/PIK
Toggle Notes
$21.6 billion Sr. Secured Facilities
~20%
Minority
Investor
$4.5 billion EFH Cash Pay/PIK Toggle Notes
$1.5 billion of other debt
$0.0 billion of CCP
Debt Outstanding ($ billions)
As of 3/31/10 Pro-forma
2
EFH $  7.2
EFIH 0.2
EFCH 0.1
TCEH
3
29.9
Total debt (non regulated) 37.4
Cash and cash equivalents
6
(1.3)
Restricted cash 6 (1.2)
Net debt (non regulated)   $34.9
EFH Corp. debt structure
1
As of 3/31/10 Pro-forma
2
; $ billions
As of March 31, 2010, the EFH Corp. leverage ratio was 9.1x
$0.7 billion EFH Senior Secured Notes
$0.2 billion Senior
Secured Notes
Guarantor of $4.5
billion EFH Cash Pay/
PIK Toggle Notes
Guarantor of $0.7 billion EFH
Senior Secured Notes
$0.09 Other debt
4

TCEH Amendments/Consents
In Q3 2009, TCEH received positive support (60%+ vote) from its secured lenders to amend its Credit Agreement.
These amendments provide additional debt capacity to de-lever
TCEH and provide a vehicle for 2014 TCEH maturity extensions.
Credit Agreement Amendments
Ability to Extend Revolver/Term Loan B
Ability to use unlimited 1st lien Post 2014 bonds and loans to retire
Term Loan B at par
Trade $1.25 billion 1st lien Accordion for additional $4 billion 2nd lien capacity at TCEH for refinancing purposes
Exclude 2nd lien debt at TCEH from Maintenance Covenant
calculation
Allow for up to $750 million 1st lien Secured Bond Offering under
Accordion

EFH Corp. and EFIH Exchange Offers
In November 2009, EFH Corp. and EFIH completed a SEC-registered debt-for-debt exchange.
Exchange Offer Summary
In the exchange, EFH Corp. sought to issue up to an aggregate
$3.0 billion of new EFH Corp. and EFIH 9.75% Senior Secured
Notes due 2019 for ~$4.5 billion aggregate EFH Corp. Legacy
notes and EFH and TCEH Cash-Pay/PIK Toggle Notes (LBO
notes)
Ultimately, ~$350 million of Legacy and LBO notes was
exchanged for ~$250 million aggregate new EFH Corp. and EFIH
9.75% Senior Secured Notes

EFH Corp. New Financing Accomplished
In January 2010, EFH Corp. successfully issued $500 million of
Senior Secured Notes maturing in 2020 in a private offering.
New Debt Issuance Summary
10% coupon, EFH Corp. Senior Secured Notes due 2020, priced
at par
The initial $300 million offering was upsized to $500 million
Proceeds from this offer will be used for general or other
corporate purposes, including working capital needs,
investment in business initiatives, capital expenditures and prepayment or repurchase of outstanding debt

EFH Corp. Exchanges and Purchases
In March and April 2010, EFH Corp. completed the following debt-
for-debt  exchanges and open market repurchases.
March
Issued $34 million EFH Corp. 10% Senior Secured Notes due 2020 in exchange for $20 million EFH Corp. PIK Toggle Notes and $27 million TCEH PIK Toggle Notes, capturing $13 million of discount
April
Purchased $5 million EFH Corp. 10.875% Cash-Pay Notes for $3.8 million cash from the net proceeds of the January 2010 $500 million issuance, capturing ~$1 million of discount
Issued $66 million aggregate EFH Corp. 10% Senior Secured Notes due 2020 in exchange for $75 million aggregate EFH Corp. PIK
Toggle Notes and $17 million aggregate TCEH PIK Toggle Notes, capturing $26 million of discount
EFH Corp. continually seeks opportunities to enhance its financial flexibility.

B+  (+2) B+  (+2) Caa3  (-2) Sr. Secured
Fitch S&P Moody’s
EFIH
B+  (+2) B+  (+2) Caa3  (-2) Sr. Secured
Stable Stable Stable Oncor Outlook
Negative
Negative Negative
EFH Outlook
AAA
BBB+  (+8)
BBB+  (+8)
CCC  (-2)
CCC  (-2)
CCC  (-2)
B+  (+2)
CCC  (-2)
CCC  (-2)
CCC  (-2)
B- (0)
B-
AAA
BBB  (+7)
BBB- (+6)
CCC  (-2)
CCC  (-2)
B- (0)
B+  (+2)
CCC  (-2)
CCC  (-2)
CCC  (-2)
B  (+1)
B-
Aaa
Baa1  (+9)
Caa3  (-2)
Caa3  (-2)
Caa2  (-1)
B1  (+3)
Caa3  (-2)
Caa3  (-2)
Caa3  (-2)
Caa3  (-2)
Caa1
Secured Notes
Oncor Issuer Rating
EFH Issuer Rating
Unsecured
Cash Pay/PIK Toggle
Credit Facilities (secured)
EFCH
Sr. Unsec (Pre–merger)
Cash Pay/PIK Toggle
EFH Corp.
TCEH
Secured
Oncor Transition Bonds
Pre-merger
PCRBs
Issuer / Security
Issuer/Debt Ratings Summary
Indicates change in rating since 1/31/10
Issuer/Debt ratings for EFH Corp. and its subsidiaries
As of 4/30/10; rating agencies credit ratings
Note: Parenthetical amounts represent change in ratings notches from EFH Issuer Rating.

Luminant Generation Facilities
Generation capacity in ERCOT
At 3/31/10; MW
Nuclear 2,300 MW
Lignite/coal 7,217
Lignite – new
1
800
Natural gas
2
8,002
Total 18,319 MW
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS TYLER
FORT
WORTH
Power Plants
Natural gas
Lignite/coal
Lignite, new build
Nuclear
1
Represents approximately 800 MW of new lignite-fueled generation under construction that is expected to achieve substantial completion in mid-2010.
2
Includes seven mothballed units (1,953 MW) not currently available for dispatch, 655 MW for two units currently in RMR status with ERCOT and 1,856 MW of gas plant capacity (1,933 MW of installed nameplate capacity) related to four gas units that Luminant expects to mothball in September 2010.

0
4
8
12
16
0 10 20 30 40 50 60 70 80
Cummulative MWs
1
Summer 2010 ERCOT supply stack - indicative
Luminant plants are typically on the “book-ends” of the supply stack.
ERCOT’s
marginal price is set by natural gas in most hours of the year.
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
¹
Legend
ERCOT Supply Stack
1

Excludes 1,953 MW of mothballed gas plant capacity.  Includes 655 MW of gas plant capacity currently in RMR status with ERCOT and 1,856 MW of gas plant capacity (1,933 MW of installed nameplate capacity) related to four gas units that Luminant expects to mothball in September 2010.
Sources: ERCOT and Energy Velocity ®, Ventyx

Existing Fleet Baseload Capital Expenditures
234
318
660
556
560
566
02–03 04–05 06–07 08 09 10E
Baseload capital expenditures
1
02–09; 10E; $ millions
Merger Close
1
Baseload capital expenditures excluding any capital expenditures for development of Oak Grove and Sandow 5, new mine development, environmental retrofit program and other development related capital expenditures.  Includes new build sustaining capital expenditures for Oak Grove and Sandow 5 for
2010 only.
Luminant needs to drive sustained high performance at the optimal investment level.

Nuclear Reliability And Cost Benchmarks
1
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants (42 plants / 66 units BWR & PWR)
2
Source: EUCG May 2009 release for cost and WANO for Capability Factors
3
2007 $/MWh adjusted for steam generator replacement
75
80
85
90
95
10 15 20 25 30 35 40
$/MWh
Braidwood
Byron
STP
Decile Quartile Median
Decile
Quartile
Median
Nuclear capability factor & O&M
06–08 percent and $/MWh
Ginna
CPNPP 06-08
94.07
CPNPP 09
96.3

Impact of Refueling Outages
Avg. nuclear fleet refueling outage duration
¹
- 18 month cycle units
03-09; days
Nuclear fleet output
03-09; thousand GWh
2010 outage was 24 days
2010 Refueling Outage Impact
2008 reflects 2 refueling outages
2008 outages were 19 days and 21 days
2009 outage was 25 days
2009 generation includes 110 GWh
ERCOT-driven backdown
2008-2009 Refueling Outage Impact
18 months
Duration: ~18-25 days
Nuclear Refueling Cycle
World record steam
generator outage
World record steam
generator outage
0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008 2009
²
EFH Industry
16
17
18
19
20
2003 2004 2005 2006 2007 2008 2009
0
1
2
3
EFH
# of Refueling Outages

2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.

Industry based on early release data from Electric Utility Cost Group (EUCG)
1
2

$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
40
50
60
70
80
90
High-Performance Coal Operator
Luminant vs. US coal fleet net capacity factors
¹
Percent
Top decile
84.7%
Top quartile
79.8%
Luminant vs. US coal fleet O&M
$/MWh
Top decile
3.3
Top quartile
4.0
Luminant has industry leading performance relative to other coal-fueled generators.
Luminant 06–08 fleet avg. = 84.7%
Luminant 08 fleet = 83.2%
Source: GKS
Luminant 06–08 fleet avg. = 3.11
Luminant 08 fleet = 3.29
1 Benchmarking net capacity factors based on GADS.
Luminant 09 fleet = 81.4%
Luminant 09 fleet = 3.74

High-Performance Coal Operator
65%
70%
75%
80%
85%
90%
95%
100%
2004 2005 2006 2007 2008
EFH Industry
Consistent high performance
Average coal fleet capacity factor
¹
04-08; percent
Range of coal unit 2-year capacity factors
²
04-08; percent
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
EFH (9) AYE (10) DYN (4) EIX (8) MIR (2) NRG (9) RRI (6)
Operator (# of Units)
Range 5 Yr Average

Based on unscrubbed merchant units greater than 450 MW.  Industry total excludes EFH plants.
2
   Includes merchant units greater than 450 MW.
Source:  Velocity Suite (Energy Velocity)
1

Coal Fleet Output
41,000
42,000
43,000
44,000
45,000
46,000
47,000
2003 2004 2005 2006 2007 2008 2009
0
50
100
150
200
250
Net Gen
# of PO Days
2009 reflects 130 planned outages days
2009 average major outage duration was
45 days
2009 Planned Outage Impact
2008 reflects 136 planned outages days
2008 average major outage duration was
48 days
2008 Planned Outage Impact
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
Coal Fleet Planned Outage Cycle
Coal fleet output
03-09; GWh
1
1
  2009 includes 1,443 GWh of new build generation (Sandow 5 and Oak Grove 1 units).

Nuclear Expansion
HEAVY INDUSTRIES, LTD.
Luminant is pursuing the construction of a next-generation nuclear facility by
…
Project includes two nuclear generation units each having approximately 1,700 MW
(gross) capacity, and is currently ranked 5th (first alternate) for DOE grants.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
…
…
and leveraging existing
and leveraging existing
site, water rights and
site, water rights and
leadership team.
leadership team.

0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
0 4 8 12 16 20
0
500
1,000
1,500
2,000
2,500
3,000
3,500
ERCOT Average Daily Profile of Load and Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 09; mixed measures
Wind operating characteristics necessitate additional resources for reliability.
Average
Load
Average
Wind Output
Hour
Load
(aMW)
Wind Output
(MW)

Texas Wind Additions
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 01 02 03 04 05 06 07 08 09 10E 11E
RPS
¹
Target
of 2,880 MW
by 2009
RPS
¹
Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA
²
Cumulative wind capacity additions in Texas
Pre-01 - 09;10E - 11E; MW
1
Renewable Portfolio Standard
2
Signed Generation Interconnect Agreement
Source: ERCOT – January 2010 System Planning Report to the Reliability and Operations Subcommittee

ERCOT Reserve Margins
ERCOT reserve margin
07-09; 10E-15E; percent
15
14
17
22
20
18
15
12
10
0
5
10
15
20
25
07 08 09 10E 11E 12E 13E 14E 15E
December
2009
²
1 Source: ERCOT (reserve margin projection prior to summer peak and based on the reserve margin formula in effect at the time)
2 Source: ERCOT CDR as of December 2009
The ERCOT market currently appears to be reasonably positioned to support
Texas’ needs through 2013.
Year
Targeted minimum
reserve margin is 12.5%
Actuals
¹
%

Historical Forward NYMEX Natural Gas Prices
2014 Historical NYMEX Gas Prices
$/MMBtu
Potential Future Hedge Range
(at Current Friction Costs)?
Potential Buyback Gas Hedge Range?
Cal14: $7.16
CERA: $6.75
Ventyx: $7.05
Illustrative example
5.0
6.0
7.0
8.0
9.0
10.0
11.0
Jan-06 May-06 Sep-06 Jan-07 May-07 Sep-07 Jan-08 May-08 Sep-08 Jan-09 May-09

29 29
Houston Ship Channel settled natural gas prices
¹
Jan 04-Mar 10; $/MMBtu
Market Price Snapshot
NYMEX forward natural gas prices
2,3
2010-2012; $/MMBtu
NYMEX settled natural gas prices
¹
Jan 04-Mar 10; $/MMBtu
Houston Ship Channel forward natural gas prices
2,3
2010-2012; $/MMBtu
1
Settled prices are monthly averages
2
Forward prices reflect market observable quotes during the 12 months ended March 31, 2010 for the following delivery periods: 2010, 2011 and 2012
3
2010 represents weighted average of settled NYMEX or HSC prices and balance of year forward prices
$/ MMBtu

30 30
Market Price Snapshot
ERCOT North Zone 7x24 settled heat rate
1,2
Jan 04-Mar 10; MMBtu/MWh
ERCOT North Zone 7x24 forward heat rate
1,3,4
2010-2012; MMBtu/MWh
ERCOT North Zone 5x16 forward heat rate
1,3,4
2010-2012; MMBtu/MWh
ERCOT North Zone 5x16 settled heat rate
1,2
Jan 04-Mar 10; MMBtu/MWh
1
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices
2
Settled prices are monthly averages
3
Forward prices reflect market observable quotes during the 12 months ended March 31, 2010 for the following delivery periods: 2010, 2011 and 2012
4
2010 represents weighted average of settled North Zone 7x24 or 5x16 heat rates and balance of year forward heat rates

31 Mass Media in Market Outdoor – Spanish Language Outdoor – English Language Print – English Language TXU Energy Marketing Campaign

New Oncor Infrastructure
…to support the continued buildout of
…to support the continued buildout of
to support the continued buildout of
wind capacity in Texas wind capacity in Texas
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
Oncor expects to invest ~$1.3 billion on new
CREZ-related transmission lines…
1
Based on ERCOT estimates.  As a result of the selection of final routes for 3 default and 9 priority lines and additional costs not included in original ERCOT estimates, Oncor estimates that the cost of these projects will exceed the ERCOT estimate by $220 million.
1

Oncor Demand-Side Management
Oncor is leading the largest advanced metering initiatives deployment in the US with a commitment to have 3.4 million meters installed by 2012 (over 900,000 meters installed through April 2010)
Oncor recovers its investment through a
PUC  -approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
Oncor to deploy ~$690 million of capital
for advanced metering initiatives…
…that will enable key DSM initiatives
1
Public Utility Commission of Texas.
1

Table 1: EFH Corp. Net Debt Reconciliation
As of March 31, 2010 Pro-forma
$ millions
34,902
(1,152)
(1,328)
37,382
36,879
250
253
3/31/10
(27)
-
4
(31)
(31)
-
-
Pro-forma
Adjust.
34,875 Net debt
(1,152) Restricted cash
(1,324) Cash and cash equivalents
Less:
36,848 Long-term debt, less amounts due currently
253 Short-term borrowings
250 Long-term debt due currently
37,351 Total debt
3/31/10
Pro-forma Description
1 Pro-forma adjustment reflects the April issuance of $66 million EFH Corp. 10% Senior Secured Notes due 2020 in exchange for $92 million of EFH Corp. and
TCEH PIK Toggle Notes and $5 million of EFH Corp. 10.875% Cash Pay Notes purchased for $3.8 million cash.
2 Excludes $393 million at TXU Receivables Company related to the accounts receivable securitization program.
1
2
1

Table 1: TCEH Total Debt Reconciliation
As of March 31, 2010 Pro-forma
$ millions
29,909
29,424
232
253
3/31/10
(17)
(17)
-
-
Pro-forma
Adjust.
29,407 Long-term debt, less amounts due currently
253 Short-term borrowings
232 Long-term debt due currently
29,892 Total debt
3/31/10
Pro-forma Description
1 Pro-forma adjustment reflects the April issuance of EFH Corp. 10% Senior Secured Notes due 2020 in exchange for $17 million of TCEH Toggle Notes.
2 Excludes $393 million at TXU Receivables Company related to the accounts receivable securitization program.
1
2
1

Table 3: Oncor Total Debt Reconciliation
As of March 31, 2010
$ millions
4,972 Long-term debt, less amounts due currently
756 Short-term borrowings
109 Long-term debt due currently
5,837 Total debt
3/31/10 Description

EFH Corp. Investor Relations Contacts
Rima Hyder
Director, Investor Relations
214-812-5090
rima.hyder@energyfutureholdings.com
Bill Huber
Investor Relations Manager
214-812-2480
william.huber@energyfutureholdings.com